UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Harman International Industries, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 9, 2015.

Meeting Information
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED	Meeting Type:	Annual Meeting
	For holders as of:	October 14, 2015
	Date: December 9, 2015	Time: 11:00 AM Eastern Time
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/HAR2015.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HAR2015 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 400 ATLANTIC STREET, 15TH FLOOR STAMFORD, CT 06901	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also consititutes Notice of the 2015 Annual Meeting of Stockholders.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT        BROCHURE

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the company’s proxy materials for this meeting and for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 25, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/HAR2015. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k.	Adriane M. Brown John W. Diercksen Ann M. Korologos Edward H. Meyer Robert Nail Dinesh C. Paliwal Abraham N. Reichental Kenneth M. Reiss Hellene S. Runtagh Frank S. Sklarsky Gary G. Steel

2.        Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.

3.        Approve the amendment to the 2012 Stock Option and Incentive Plan, as amended.

4.        Approve, by non-binding vote, executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.